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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 8, 2004, in Amendment No. 2 to the Registration Statement on (Form S-1 No. 333-117274) and related Prospectus of Eagle Test Systems, Inc. dated September 10, 2004.





Chicago, Illinois                                          /s/ ERNST & YOUNG LLP
September 9, 2004